UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 4, 2011
ADTRAN, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-24612	63-0918200

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

901 Explorer Boulevard, Huntsville, Alabama	35806-2807

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (256) 963-8000

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Approval of Restated ADTRAN, Inc. Variable Incentive Compensation Plan
ADTRAN, Inc. held its Annual Meeting of Stockholders on May 4, 2011 (Annual Meeting). At the Annual Meeting, ADTRAN’s stockholders approved an amendment and restatement of the ADTRAN, Inc. Variable Incentive Compensation Plan.
The restated Variable Incentive Compensation Plan provides for an increase in the maximum performance award that may be awarded in a plan year from $1,000,000 to $3,000,000 and permits ADTRAN to pay performance awards in one or more annual installment payments. The Board adopted this recommendation, subject to stockholder approval, at its January 18, 2011 meeting. The foregoing summary is qualified in its entirety by reference to the terms of the restated Variable Incentive Compensation Plan, a copy of which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.
As described in Item 5.02 above, ADTRAN, Inc. held its Annual Meeting on May 4, 2011. At the Annual Meeting, ADTRAN’s stockholders (i) elected the seven people listed below to serve as directors for a one year term expiring at the 2012 Annual Meeting of Stockholders and until their successors have been duly elected and qualified (Proposal 1); (ii) approved, on an advisory basis, the executive compensation policies of ADTRAN as well as the compensation of the named executive officers (Proposal 2A); (iii) voted, on an advisory basis, as to whether future advisory votes to approve ADTRAN’s executive compensation policies and the compensation of the named executive officers should occur every one, two or three years (Proposal 2B); (iv) approved the adoption of the restated ADTRAN, Inc. Variable Incentive Compensation Plan (Proposal 3); and, (v) ratified the appointment of PricewaterhouseCoopers LLP to serve as our independent registered public accounting firm for 2011 (Proposal 4). The voting results for these proposals are presented in the tables below:
Proposal 1 — Election of Directors

			Broker
			Non-
	For	Withheld	Votes
Thomas R. Stanton	56,380,877	732,713	3,164,747
H. Fenwick Huss	56,961,148	152,442	3,164,747
Ross K. Ireland	56,965,025	148,565	3,164,747
William L. Marks	56,783,475	330,115	3,164,747
James E. Matthews	52,888,568	4,225,022	3,164,747
Balan Nair	56,954,015	159,575	3,164,747
Roy J. Nichols	56,756,457	357,133	3,164,747
Proposal 2A — Advisory Vote on Executive Compensation

			Broker
			Non-
For	Against	Abstain	Votes
56,318,253	774,204	21,133	3,164,747
Proposal 2B — Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation

				Broker
				Non-
3 Years	2 Years	1 Year	Abstain	Votes
7,419,605	3,307,603	39,828,172	5,229,892	4,493,065

Proposal 3 — Adoption of the Restated ADTRAN, Inc. Variable Incentive Compensation Plan

			Broker
			Non-
For	Against	Abstain	Votes
56,269,572	817,940	26,078	3,164,747
Proposal 4 — Ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2011

For	Against	Abstain
59,853,112	414,934	10,291

Item 9.01	Financial Statements and Exhibits
(d) Exhibits

Exhibit
Number	Exhibit Description

10.1	ADTRAN, Inc. Variable Incentive Compensation Plan.

SIGNATURES
Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on May 9, 2011.

ADTRAN, Inc. (Registrant)
By:	/s/ James E. Matthews
James E. Matthews
Senior Vice President -- Finance, Chief Financial Officer, Treasurer, Secretary and Director (Principal Accounting Officer)

EXHIBIT INDEX

Exhibit
Number	Exhibit Description

10.1	ADTRAN, Inc. Variable Incentive Compensation Plan.